EXHIBIT D



                     Form of Notice of Withdrawal of Tender

                        (To be provided only to Investors that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                   Regarding Limited Partnership Interests in

                        SEI OPPORTUNITY MASTER FUND, L.P.

                   Tendered Pursuant to the Offer to Purchase
                             Dated December 20, 2004

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                  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                  AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
               RECEIVED BY THE FUND BY, 5:00 P.M., EASTERN TIME,
               ON JANUARY 25, 2005, UNLESS THE OFFER IS EXTENDED.
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COMPLETE THIS NOTICE OF WITHDRAWAL OF TENDER AND RETURN BY MAIL OR FAX TO:

                            SEI Private Trust Company
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 Attn: STAS Team

                               Fax: (610) 676-2010


     For additional information contact your account service director


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YOU ARE RESPONSIBLE FOR CONFIRMING THAT SEI PRIVATE TRUST COMPANY RECEIVES THIS
NOTICE OF WITHDRAWAL OF TENDER IN A TIMELY MANNER.


Ladies and Gentlemen:

        The undersigned wishes to withdraw the tender of its limited partnership interest in SEI OPPORTUNITY MASTER FUND, L.P. (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated ________________.

This tender was in the amount of:

              []   Entire limited partnership interest.

              [] Portion of limited partnership interest expressed as a specific dollar value. $-----------

              [] Portion of limited partnership interest in excess of the Required Minimum Balance.

         The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

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SIGNATURE(S):

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For Individual Investors                                     For Other Investors:
------------------------                                     -------------------
and Joint Ownership:
-------------------



------------------------------------                         ---------------------------------
Signature                                                    Print Name of Investor
(Signature of Owner(s) Exactly as Appeared
 in Subscription Documents)


------------------------------------                         ---------------------------------
Print Name of Investor                                       Signature
                                                             (Signature of Owner(s) Exactly as
                                                              Appeared in Subscription Documents)



------------------------------------                         ------------------------------------
Joint Owner Signature if necessary                           Print Name of Signatory and Title
(Signature of Owner(s) Exactly as Appeared
 in Subscription Documents)


------------------------------------                         ------------------------------------
Print Name of Joint Owner                                    Co-signatory if necessary
                                                             (Signature of Owner(s) Exactly as
                                                              Appeared in Subscription



                                                             ------------------------------------
                                                             Print Name and Title of Co-signatory
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Date:_____________

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